UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 21, 2025

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (775) 786-0907

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 21, 2025, the shareholders voted on (i) the election of nine directors for the next year, (ii) approval of a non-binding advisory vote on the Company’s executive compensation, (iii) the frequency of future voting on the non-binding advisory vote on executive compensation and (iv) the ratification of the appointment of Elliott Davis, LLC as our independent auditors for the fiscal year ending December 31, 2025. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

The stockholders of the Company elected each of the nine director nominees to serve on the Company’s Board of Directors (the “Board”) for a term to expire at the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non- Votes
Michonne R. Ascuaga	3,421,075	22,128	n/a	1,284,757
Steven M. Coldani	3,409,154	34,049	n/a	1,284,757
Kevin Foster	3,423,195	20,008	n/a	1,284,757
Richard F. Kenny	3,423,457	19,746	n/a	1,284,757
Robert J. McClintock	3,407,061	36,142	n/a	1,284,757
Heidi S. O’Gara	3,378,884	64,319	n/a	1,284,757
Sushil A. Patel	3,398,704	44,499	n/a	1,284,757
Andrew J. Ryback	3,422,601	20,602	n/a	1,284,757
Daniel E. West	3,408,487	34,716	n/a	1,284,757

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of non-binding advisory vote on executive compensation the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,303,076	90,377	49,750	1,284,757

Proposal #3: Frequency of Future Voting on the Non-Binding Advisory Vote on Executive Compensation

On the proposal for the frequency of future voting on the non-binding advisory vote on executive compensation the voting results were as follows:

One Year	Two Years	Three Years	Abstain
3,107,110	13,452	301,325	21,316

In accordance with the voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

Proposal #4: Ratification of the Appointment of Independent Auditors

The stockholders of the Company ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes on Proposal 4 were as follows:

For	Against	Abstain
4,717,220	4,909	5,831

Item 9.01 Exhibits

Number	Description

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp
(Registrant)

May 22, 2025	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer